Taxes on Income	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Taxes on Income

NOTE 9—TAXES ON INCOME

The Company is taxed under Israeli tax laws:

a. Tax rates

The income of the Company is taxed at the regular rate. The corporate tax rate for 2017 was 24% and for 2016 was 25%.

In December 2016, the Economic Efficiency Law (Legislative Amendments for Implementing the Economic Policy for the 2017 and 2018 Budget Year), 2016 was published, introducing a gradual reduction in corporate tax rate from 25% to 23%. However, the law also included a temporary provision setting the corporate tax rate in 2017 at 24%. As a result, the corporate tax rate was 24% in 2017 and would be 23% in 2018 and thereafter.

The change in tax rate as mentioned above has not affected the Company since the Company has not recognized taxes to date in Israel.

b. Tax assessments

All the tax assessments filed by 2013 are considered final.

c. Losses for tax purposes carried forward to future years

As of December 31, 2017, the Company had approximately $24.8 million of net carry forward tax losses available to reduce future taxable income without limitation of use.

d. Deferred income taxes:

	December 31,
	2017	2016	2015
In respect of:
Net operating loss carry forward	$5,844	$3,280	$3,691
Deferred Rent	46	-	-
Research and Development expenses	2,887	-	742
Stock-based compensation	897	-	-
Issuance Costs	1,261	-	-
In-Process R&D	761	806	—
Accrued expenses	5	-	-
Other	24	72	66
Less—valuation allowance	(11,725)	(4,158)	(4,499)
Net deferred tax assets	$—	$—	$—

The change in valuation allowance for the years ended December 31, 2017 and 2016 were as follows:

	2017	2016	2015
Balance at the beginning of the year	$(4,158)	$(4,499)	$(2,551)
Changes during the year	(7,567)	341	(1,948)
Balance at the end of the year	$(11,725)	$(4,158)	$(4,499)

The main reconciling item between the statutory tax rates of the Company (not UPI) and the effective rate is the share-based compensation and provision for full valuation allowance in respect of tax benefits from carryforward tax losses due to the uncertainty of the realization of such tax benefits.

Regarding the Company’s US operations, as of December 31, 2017, UPI had federal tax net operating losses of $0.4 million and state tax net operating losses of $0.7 million in several jurisdictions available to carry forward and reduce future income tax liabilities. The federal and state net operating losses begin to expire after 2036.

The Internal Revenue Code contains provisions that may limit the use of the net operating tax loss carryforward available if significant changes occur in the stock ownership of UPI. In the event UPI has had a change in ownership, utilization of the carry‑forwards could be restricted due to the “change in ownership provisions” under Section 382 of the Internal Revenue Code and similar state provisions. Such limitations could result in the expiration of the net operating carry‑forwards before their utilization.